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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                FEBRUARY 21, 2001


                               INSWEB CORPORATION
             (Exact name of registrant as specified in its charter)

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          Delaware                     000-26083                 94-3220749
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

                          11290 Pyrites Way, Suite 200
                        Gold River, California 95670-4481
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (916) 853-3300


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                      99.1       Press Release dated February 21, 2001


ITEM 9.  REGULATION FD DISCLOSURE

         On February 21, 2001, InsWeb Corporation issued a press release announcing the temporary suspension of its online health insurance quotation service due to the unilateral termination by eHealthInsurance, formerly the exclusive provider of online health insurance quotes for InsWeb, of the parties' two-year online distribution agreement. A copy of the press release is attached hereto as Exhibit 99.1, and the contents of the exhibit are incorporated herein by reference.

         The information included in this Current Report on Form 8-K (including the exhibit hereto) is being furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               INSWEB CORPORATION



Date:  February 21, 2001                       By:  /s/ ANDREW K. URUSHIMA
                                                   -----------------------------
                                                   Andrew K. Urushima
                                                   Senior Vice President,
                                                   Controller




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                                  EXHIBIT INDEX


Exhibit No.                               Description
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99.1                         Press Release dated February 21, 2001